Exhibit 32
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rohat Resources, Inc. (the “Company”) on Form 10-K for the period ended October 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Liu, Kwok-Keung, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 29, 2010	By:	/s/ Liu, Kwok-Keung
Liu, Kwok-Keung
Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)